UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2021, each of Cleco Corporate Holdings LLC and Cleco Power LLC (collectively referred to as the “Company”) appointed Kristin L. Guillory to the position of Chief Financial Officer, effective July 10, 2021.

Ms. Guillory, 38, served as President of Cleco Cajun LLC since September 2019. She previously served as Treasurer of the Company from February 2018 to September 2019 and as General Manager of Finance and Assistant Treasurer of the Company from May 2016 to February 2018. She also served in various finance roles of increasing responsibility at the Company since 2004. Ms. Guillory is a certified public accountant and a chartered financial analyst. She earned her bachelor’s degree in Business Administration with dual majors in Accounting and Finance from the University of Louisiana at Lafayette. Ms. Guillory is the former Chairman of Rapides Parish Fire Protection District 18 and is expected to serve on the board of directors of the Public Affairs Research Council of Louisiana beginning in September 2021.

In connection with her appointment, Ms. Guillory will receive an annual base salary of $380,000 and will be eligible to participate in the Company’s compensation and benefit plans and programs for similarly situated executive officers. The incentive plans include the Company’s Short-Term Incentive Plan (“STIP”) and the Long-Term Incentive Plan (“LTIP”). Her target STIP award level will increase to 65% of base salary and her target LTIP award level will increase to 120% of base salary. Ms. Guillory’s long-term incentive awards will be applicable upon the next issuance in 2022. Ms. Guillory’s base salary, annual cash bonus, and long-term incentive compensation will be reviewed at least annually by the Company’s Boards of Managers.

The appointment of Ms. Guillory was not pursuant to any agreement or understanding between her and any other person. There is no family relationship between Ms. Guillory and any director or executive officer of the Company, and there are no transactions between Ms. Guillory and the Company that are required to be reported under Item 404(a) of Regulation S-K.

In connection with Ms. Guillory’s appointment, F. Tonita Laprarie, Interim Chief Financial Officer and Controller & Chief Accounting Officer of the Company, stepped down from her role as Interim Chief Financial Officer of the Company, effective concurrent with the appointment of Ms. Guillory, and she will continue to serve as Controller & Chief Accounting Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: July 12, 2021	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: July 12, 2021	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer